Goodwill	9 Months Ended
Sep. 30, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill
4.	Goodwill

On January 31, 2008, the Company, through its Chase reportable segment, acquired certain assets of the brass business of Bolton Metals Product Company (“Bolton”). As of September 30, 2013 and December 31, 2012, the carrying value of goodwill was $4,399. All goodwill is assigned to Chase, which is the Company’s applicable reporting unit for purposes of testing goodwill impairment. The Bolton acquisition is treated as an asset acquisition for tax purposes. As of September 30, 2013, $1,973 of goodwill is expected to be deductible for tax purposes.